UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2015

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-16093	16-0977505
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 French Road
Utica, New York		13502
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (315) 797-8375

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On April 6, 2015, Stephen M. Mandia informed the Board of Directors of CONMED Corporation (the “Company”) that he has decided not to seek reelection to the Board of Directors for an additional term at the Annual Meeting of Shareholders to be held on May 28, 2015. Mr. Mandia’s decision to not seek reelection was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

(e)

On April 7, 2015, Luke A. Pomilio, the Company’s Executive Vice President, Finance & Chief Financial Officer, and Daniel S. Jonas, the Company’s Executive Vice President, Legal Affairs & General Counsel, each agreed, effective immediately, to voluntarily terminate their respective Change in Control Severance Agreements with the Company dated as of August 1, 2008. It is expected that Mr. Pomilio and Mr. Jonas will each participate in a general severance plan that the Company expects to adopt in the future, the terms of which will be determined by the Board of Directors in its sole discretion.

The above description is qualified in its entirety by reference to the form of Change in Control Severance Agreement termination letter attached hereto as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Form of Change in Control Severance Agreement Termination Letter.

Disclosure Regarding Forward-Looking Statements

Statements made in this Form 8-K, other than those concerning historical information, should be considered forward-looking statements made pursuant to the safe harbor provisions of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results, performance or trends, to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this Form 8-K include, but are not limited to: (i) the failure of any one or more of the assumptions stated above, to prove to be correct; (ii) the risks relating to forward-looking statements discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014; (iii) cyclical purchasing patterns from customers, end-users and dealers; (iv) timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the possibility that any new acquisition or other transaction may require the Company to reconsider its financial assumptions and goals/targets; (vii) increasing costs for raw material, transportation or litigation; and/or (viii) the Company’s ability to devise and execute strategies to respond to market conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONMED CORPORATION
(Registrant)

By:	/s/ Daniel S. Jonas
Name:	Daniel S. Jonas, Esq.
Title:	Executive Vice President – Legal Affairs & General Counsel

Date: April 8, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Form of Change in Control Severance Agreement Termination Letter.